EXHIBIT 4.1

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
INCORPORATED UNDER THE LAWS OF THE STATE OF
DELAWARE
___________________

NUMBER	ADVENTRX PHARMACEUTICALS, INC. LOGO	SHARES

AUTHORIZED COMMON STOCK: 100,000,000 SHARES		CUSIP NO. 00764X 10 3
PAR VALUE: $.001

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

Shares of ADVENTRX PHARMACEUTICALS, INC. Common Stock transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.  This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

PRESIDENT & SECRETARY	TREASURER

ADVENTRX PHARMACEUTICALS, INC. CORPORATE SEAL

COUNTERSIGNED & REGISTERED

INTERWEST TRANSFER CO. INC. P.O. BOX 17136/SALT LAKE CITY, UTAH 84117	COUNTERSIGNED Transfer Agent-Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common	UNIF GIFT MIN ACT - ____________CUSTODIAN___________
TEN ENT - as tenants by the entireties	(CUST) (MINOR)
JT TEN - as joint tenants with right of	under Uniform Gifts to Minors
survivorship and not as tenant In common.	Act________________________________
(STATE)

Additional abbreviations may also be used though not in the above list.

For Value Received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE.

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and Appoint____________________

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________________________

____________________________________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF
THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ELARGEMENT OR ANY CHANGE WHATEVER

•	NOTICE SIGNATURE GUARANTEED:

SIGNATURE (S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAT A SAVING BANK), OR A TRUST COMPANY, THE GUARANTEEING FIRM MUST BE A MEMBER OF THE MEDALLION GUARANTEE PROGRAM.

TRANSFER FEE WILL APPLY
***FOR MEDALLION GUARANTEE USE ONLY***